FORM OF

xx 2014

[State Street Bank and Trust Company]

RE:	Schwab TargetDuration 2-Month ETF

Schwab TargetDuration 6-Month ETF

Schwab TargetDuration 9-Month ETF

Schwab TargetDuration 12-Month ETF

(the “Funds”)

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between us dated as of October 1, 2005, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the creation of the following additional Funds:

Schwab TargetDuration 2-Month ETF

Schwab TargetDuration 6-Month ETF

Schwab TargetDuration 9-Month ETF

Schwab TargetDuration 12-Month ETF

In accordance with the Section 1 of the Agreement, we request that you act as Sub-Administrator with respect to the additional Funds. A current Appendix A to the Agreement and Appendix B and Appendix D to the Amendments, respectively, are attached hereto. In connection with such request, the undersigned, on behalf the additional Funds, hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to us and retaining one copy for your records.

Very truly yours,

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

By:
Name: George Pereira
Title: Chief Operating Officer & Chief Financial Officer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name: Michael F. Rogers
Title: Executive Vice President

APPENDIX A

TO

SUB-ADMINISTRATION AGREEMENT

As of            , 2014

Listing of Investment Funds

SCHWAB CAPITAL TRUST

Schwab International Index Fund

Schwab Small-Cap Index Fund

Schwab MarketTrack Growth Portfolio

Schwab MarketTrack Balanced Portfolio

Schwab MarketTrack Conservative Portfolio

Schwab MarketTrack All Equity Portfolio

Schwab S&P 500 Index Fund

Schwab Dividend Equity Fund

Schwab Small-Cap Equity Fund

Schwab Large Cap Growth Fund

Schwab Total Stock Market Index Fund

Schwab Financial Services Fund

Schwab Health Care Fund

Schwab Target 2040 Fund

Schwab Target 2030 Fund

Schwab Target 2020 Fund

Schwab Target 2010 Fund

Schwab Core Equity Fund

Schwab Hedged Equity Fund

Schwab Balanced Fund (formerly Schwab Viewpoints Fund)

Laudus International MarketMasters Fund

Laudus Small-Cap MarketMasters Fund

Schwab Fundamental US Large Company Index Fund

Schwab Fundamental US Small Company Index Fund

Schwab Fundamental International Large Company Index Fund

Schwab Fundamental Emerging Markets Large Company Index Fund

Schwab Fundamental International Small Company Index Fund

Schwab Target 2015 Fund

Schwab Target 2025 Fund

Schwab Target 2035 Fund

Schwab Monthly Income Fund – Moderate Payout

Schwab Monthly Income Fund – Enhanced Payout

Schwab Monthly Income Fund – Maximum Payout

Schwab International Core Equity Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

Schwab Fundamental Global Real Estate Index Fund

SCHWAB ANNUITY PORTFOLIOS

Schwab MarketTrack Growth Portfolio II

Schwab S&P500 Portfolio

Schwab Money Market Portfolio

Schwab VIT Balanced Portfolio

Schwab VIT Balanced with Growth Portfolio

Schwab VIT Growth Portfolio

CHARLES SCHWAB FAMILY OF FUNDS

Schwab Money Market Fund

Schwab Value Advantage Money Fund

Schwab Retirement Advantage Money Fund

Schwab Investor Money Fund (formerly Schwab Retirement Money Fund)

Schwab Government Money Fund

Schwab U.S. Treasury Money Fund

Schwab Municipal Money Fund

Schwab California Municipal Money Fund

Schwab New York AMT Tax-Free Money Fund (formerly Schwab New York Municipal Money Fund)

Schwab AMT Tax-Free Money Fund (formerly known as Schwab Florida Municipal Money Fund)

Schwab Massachusetts AMT Tax-Free Money Fund (formerly Schwab Massachusetts Municipal Money Fund)

Schwab Pennsylvania Municipal Money Fund

Schwab New Jersey AMT Tax-Free Money Fund (formerly Schwab New Jersey Municipal Money Fund)

Schwab Cash Reserves Fund

Schwab Advisor Cash Reserves Fund

Schwab California AMT Tax-Free Money Fund

Schwab Treasury Obligations Money Fund

SCHWAB INVESTMENTS

Schwab Treasury Inflation Protected Securities Index Fund (formerly Schwab Inflation Protected Fund)

Schwab 1000 Index Fund

Schwab Short-Term Bond Market Fund

Schwab Total Bond Market Fund

Schwab California Tax Free Bond Fund (formerly Schwab California Short/Intermediate Tax-Free Bond Fund)

Schwab Tax-Free Bond Fund (formerly Schwab Long-Term Tax-Free Bond Fund)

Schwab GNMA Fund

Schwab Global Real Estate Fund

Schwab Intermediate-Term Bond Fund (formerly Schwab Premier Income Fund)

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S. REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

Schwab Fundamental U.S. Broad Market Index ETF

Schwab Fundamental U.S. Large Company Index ETF

Schwab Fundamental U.S. Small Company Index ETF

Schwab Fundamental International Large Company Index ETF

Schwab Fundamental International Small Company Index ETF

Schwab Fundamental Emerging Markets Large Company Index ETF

Schwab TargetDuration 2-Month ETF

Schwab TargetDuration 6-Month ETF

Schwab TargetDuration 9-Month ETF

Schwab TargetDuration 12-Month ETF

APPENDIX B

TO

AMENDMENT TO SUB-ADMINISTRATION AGREEMENT

As of             2014

List of Schwab ETFs

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S. REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

Schwab Fundamental U.S. Broad Market Index ETF

Schwab Fundamental U.S. Large Company Index ETF

Schwab Fundamental U.S. Small Company Index ETF

Schwab Fundamental International Large Company Index ETF

Schwab Fundamental International Small Company Index ETF

Schwab Fundamental Emerging Markets Large Company Index ETF

Schwab TargetDuration 2-Month ETF

Schwab TargetDuration 6-Month ETF

Schwab TargetDuration 9-Month ETF

Schwab TargetDuration 12-Month ETF

MONEY MARKET FUNDS

APPENDIX D

TO

SUB-ADMINISTRATION AGREEMENT

CHARLES SCHWAB FAMILY OF FUNDS

Schwab Money Market Fund

Schwab Value Advantage Money Fund

Schwab Retirement Advantage Money Fund

Schwab Investor Money Fund (formerly Schwab Retirement Money Fund)

Schwab Government Money Fund

Schwab U.S. Treasury Money Fund

Schwab Municipal Money Fund

Schwab California Municipal Money Fund

Schwab New York AMT Tax-Free Money Fund (formerly Schwab New York Municipal Money Fund)

Schwab AMT Tax-Free Money Fund (formerly known as Schwab Florida Municipal Money Fund)

Schwab California AMT Tax-Free Money Fund

Schwab Massachusetts AMT Tax-Free Money Fund (formerly Schwab Massachusetts Municipal Money Fund)

Schwab Pennsylvania Municipal Money Fund

Schwab New Jersey AMT Tax-Free Money Fund (formerly Schwab New Jersey Municipal Money Fund)

Schwab Cash Reserves Fund

Schwab Advisor Cash Reserves Fund

Schwab Treasury Obligations Money Fund

SCHWAB ANNUITY PORTFOLIOS

Schwab Money Market Portfolio